UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 19, 2011

(Date of earliest event reported)

Corning Natural Gas Corporation

(Exact name of registrant as specified in its charter)

New York	000-00643	16-0397420
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 West William Street, Corning, New York	14830
(Address of principal executive offices)	(Zip Code)

(607) 936-3755

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Corning Natural Gas Corporation (the "Company") held on Tuesday, April 19, 2011, the Company's shareholders voted on two proposals and cast their votes as described below. The proposals are described in detail in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 18, 2011.

Proposal 1: Election of Directors

The shareholders elected the following seven directors, to serve until the next annual meeting of shareholders and until their successors are elected and have qualified:

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Henry B. Cook, Jr.	711,519	11,452		255,582
Michael I. German	711,519	11,452		255,582
Ted W. Gibson	711,519	11,452		255,582
Joseph P. Mirabito	710,659	12,312		255,582
William Mirabito	710,711	12,260		255,582
George J. Welch	711,519	11,452		255,582
John B. Williamson III	711,519	11,452		255,582

Proposal 2: Ratification of the Company's Independent Registered Public Accounting Firm for the Fiscal Year Ending September 30, 2011

The appointment of EFP Rotenberg, LLP as the Company's independent registered public accounting firm for the fiscal year ended September 30, 2011 was ratified as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
969,195	2,383	6,975	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corning Natural Gas Corporation

By: /s/ Michael I. German

President and Chief Executive Officer

Dated: April 25, 2011